UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00005

LORD ABBETT AFFILIATED FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 10/31

Date of reporting period: 10/31/2011

Item 1:	Report(s) to Shareholders.

2011

LORD ABBETT

ANNUAL

REPORT

Lord Abbett
Affiliated Fund

For the fiscal year ended October 31, 2011

Lord Abbett Affiliated Fund

Annual Report

For the fiscal year ended October 31, 2011

From left to right: Robert S. Dow, Director and Chairman of the Lord Abbett Funds; E. Thayer Bigelow, Independent Lead Director of the Lord Abbett Funds; and Daria L. Foster, Director and President of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Affiliated Fund for the fiscal year ended October 31, 2011. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our Website at www.lordabbett.com, where you also can access quarterly commentaries and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Robert S. Dow

Chairman

For the fiscal year ended October 31, 2011, the Fund returned 0.73%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000® Value Index,1 which returned 6.16% over the same period.

We believe that global growth prospects have slowed from year-end 2010 levels because of events in Libya, rising oil prices, and the Japanese tsunami, but not to recessionary levels. The global economic and geopolitical environment contributed to the erosion of business and consumer confidence in the economy, which resulted in the sell-off of the market following the Standard & Poor’s downgrade of United States (U.S.) debt downgrade in August 2011. The continuing challenges involving European sovereign debt created additional market uncertainty. Despite these challenges, recent economic and company-specific evidence suggest that the U.S. economy will not likely slip into a double-dip recession. The renewed belief that the U.S. economy will instead progress slowly, yet positively, has encouraged investors to return to the equity market, resulting in an equity market rally during October, the last month of the 12-month period.

Stock selection within the consumer discretionary and financials sectors detracted from Fund performance. Within consumer discretionary, Carnival Corp., a global cruise company, and Marriott International Inc., a global lodging company, were among the largest detracting holdings. Carnival Corp. suffered from the expense of increased oil prices during the busy summer cruise season. In addition, unrest in the Middle East and Africa, and the Japanese tsunami, caused costly changes to cruise itineraries. Marriott International Inc. was affected by concerns over the planned spin-off of its timeshare business, including the potential dilutive effect on earnings. Within financials (the most heavily weighted sector for both the Fund and the index) Bank of America Corp., a diversified financials services company, was among the largest detracting holdings. Bank of America Corp. was hurt by concerns over news of legal claims related to mortgage losses and questions surrounding the need to raise capital to meet tightening global banking regulations.

Stock selection within the industrials sector and an overweight position within the energy sector contributed to Fund performance. Within the industrials sector, Caterpillar, Inc., a manufacturer of construction equipment, and Union Pacific Corp., a railroad operator, were among the largest contributing holdings. Caterpillar, Inc. was helped by strong construction in most developing markets, which resulted in spending on construction and mining equipment, as well as increased sales in most developed markets due to equipment replacement demand. Union Pacific Corp. benefited from improving volumes in commodity shipments and the expectation that upcoming contract negotiations could lead to pricing gains. The Fund benefited from an overweight within the energy sector, the best-performing sector for both the Fund and the index, as the sector outperformed along with rising commodity prices. Although the Fund was overweight within the energy sector at the beginning of the period, and took profits in this sector during the year, the Fund remained overweight at the close of the period due to strong performance within the Fund’s energy holdings.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of October 31, 2011. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk:   See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares to the same investment in the Russell 1000® Value Index, the S&P 500® Index and the S&P 500® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended October 31, 2011

	1 Year	5 Years	10 Years	Life of Class
Class A3	-5.10%	-4.45%	2.12%	–
Class B4	-3.81%	-4.08%	2.19%	–
Class C5	0.14%	-3.93%	2.09%	–
Class F6	1.08%	–	–	-6.23%
Class I7	1.18%	-2.96%	3.09%	–
Class P7	0.75%	-3.40%	2.63%	–
Class R2[8]	0.50%	–	–	-6.71%
Class R3[9]	0.69%	–	–	-6.60%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance for each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3    Total return, which is the percent change in net asset value, after deduction of the maximum sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended October 31, 2011, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 4% for 1 year, 1% for 5 years, and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance is at net asset value.

6    Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Class R2 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

9    Class R3 shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 through October 31, 2011).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 5/1/11 – 10/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/11	10/31/11	5/1/11 - 10/31/11
Class A
Actual	$1,000.00	$856.30	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.99	$4.28
Class B
Actual	$1,000.00	$854.10	$6.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.69	$7.58
Class C
Actual	$1,000.00	$853.20	$6.96
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.72	$7.58
Class F
Actual	$1,000.00	$857.50	$2.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.23	$3.01
Class I
Actual	$1,000.00	$857.70	$2.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.73	$2.50
Class P
Actual	$1,000.00	$855.90	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.93	$4.33
Class R2
Actual	$1,000.00	$855.00	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55
Class R3
Actual	$1,000.00	$855.70	$4.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.27	$4.99

†

For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.84% for Class A, 1.49% for Classes B and C, 0.59% for Class F, 0.49% for Class I, 0.85% for Class P, 1.09% for Class R2 and 0.98% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

October 31, 2011

Sector*	%**	Sector*	%**
Consumer Discretionary	11.46%	Information Technology	6.96%
Consumer Staples	7.07%	Materials	6.37%
Energy	15.47%	Telecommunication Services	4.44%
Financials	21.99%	Utilities	2.51%
Health Care	13.20%	Short-Term Investment	2.16%
Industrials	8.37%	Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

October 31, 2011

Investments	Shares	Fair Value (000)
LONG-TERM INVESTMENTS 98.16%

COMMON STOCKS 96.90%

Aerospace & Defense 1.57%
Honeywell International, Inc.	869,800	$45,578
Raytheon Co.	257,600	11,383
United Technologies Corp.	691,900	53,954

Total		110,915

Automobiles 1.15%
Ford Motor Co.*	6,985,054	81,585

Beverages 0.96%
Coca-Cola Co. (The)	448,200	30,621
PepsiCo, Inc.	593,000	37,329

Total		67,950

Biotechnology 0.55%
Amgen, Inc.	525,128	30,074
Human Genome Sciences, Inc.*	835,713	8,575

Total		38,649

Capital Markets 3.86%
Bank of New York Mellon Corp. (The)	337,225	7,176
Goldman Sachs Group, Inc. (The)	1,411,475	154,627
Morgan Stanley	3,153,888	55,635
State Street Corp.	260,182	10,509
T. Rowe Price Group, Inc.	851,590	44,998

Total		272,945

Chemicals 3.16%
Agrium, Inc. (Canada)(a)	271,000	22,301
Dow Chemical Co. (The)	3,583,259	99,901
Monsanto Co.	801,600	58,316
Mosaic Co. (The)	300,300	17,586
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	525,900	$24,891

Total		222,995

Commercial Banks 6.43%
BB&T Corp.	452,349	10,558
Comerica, Inc.	538,155	13,750
Fifth Third Bancorp	5,018,000	60,266
PNC Financial Services Group, Inc. (The)	1,644,879	88,346
Regions Financial Corp.	4,890,800	19,221
SunTrust Banks, Inc.	2,418,704	47,721
Wells Fargo & Co.	8,276,453	214,443

Total		454,305

Communications Equipment 0.15%
Cisco Systems, Inc.	575,900	10,671

Computers & Peripherals 1.42%
Dell, Inc.*	2,469,800	39,047
EMC Corp.*	1,788,000	43,824
Hewlett-Packard Co.	654,031	17,404

Total		100,275

Consumer Finance 1.52%
Capital One Financial Corp.	2,348,900	107,251

Containers & Packaging 0.20%
Owens-Illinois, Inc.*	691,400	13,883

Diversified Financial Services 4.57%
Bank of America Corp.	6,095,770	41,634
Citigroup, Inc.	2,141,360	67,645
JPMorgan Chase & Co.	6,140,442	213,442

Total		322,721

Diversified Telecommunication Services 4.45%
AT&T, Inc.	5,640,749	165,330
CenturyLink, Inc.	2,068,900	72,950

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2011

Investments	Shares	Fair Value (000)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.	2,054,300	$75,968

Total		314,248

Electric: Utilities 2.24%
Duke Energy Corp.	2,161,200	44,132
NextEra Energy, Inc.	560,500	31,612
Progress Energy, Inc.	267,600	13,942
Southern Co.	1,583,500	68,407

Total		158,093

Electronic Equipment, Instruments & Components 1.11%
Arrow Electronics, Inc.*	545,400	19,662
Avnet, Inc.*	919,600	27,873
Corning, Inc.	2,174,200	31,069

Total		78,604

Energy Equipment & Services 1.49%
Cameron International Corp.*	195,600	9,611
Halliburton Co.	838,271	31,318
Schlumberger Ltd.	872,898	64,132

Total		105,061

Food & Staples Retailing 1.23%
CVS Caremark Corp.	2,387,000	86,648

Food Products 0.58%
General Mills, Inc.	430,200	16,576
Kraft Foods, Inc. Class A	687,034	24,170

Total		40,746

Health Care Equipment & Supplies 0.82%
Baxter International, Inc.	1,058,500	58,196

Health Care Providers & Services 3.94%
AmerisourceBergen Corp.	879,800	35,896
CIGNA Corp.	317,000	$14,056
McKesson Corp.	1,052,400	85,823
UnitedHealth Group, Inc.	2,472,196	118,641
WellPoint, Inc.	346,700	23,887

Total		278,303

Hotels, Restaurants & Leisure 2.01%
Carnival Corp.	1,735,607	61,111
Marriott International, Inc. Class A	1,778,572	56,025
Starwood Hotels & Resorts Worldwide, Inc.	500,200	25,065

Total		142,201

Household Products 2.54%
Colgate-Palmolive Co.	795,700	71,908
Procter & Gamble Co. (The)	1,675,500	107,215

Total		179,123

Industrial Conglomerates 1.96%
General Electric Co.	8,273,500	138,250

Insurance 3.59%
Berkshire Hathaway, Inc. Class B*	435,100	33,877
Chubb Corp. (The)	503,300	33,746
Marsh & McLennan Cos., Inc.	822,300	25,179
MetLife, Inc.	1,303,457	45,830
Prudential Financial, Inc.	1,260,400	68,314
Travelers Cos., Inc. (The)	797,900	46,557

Total		253,503

Life Sciences Tools & Services 0.79%
Thermo Fisher Scientific, Inc.*	1,114,300	56,016

Machinery 2.24%
Caterpillar, Inc.	425,307	40,175

See Notes to Financial Statements.

Schedule of Investments (continued)

October 31, 2011

Investments	Shares	Fair Value (000)
Machinery (continued)
Eaton Corp.	1,534,460	$68,775
Joy Global, Inc.	354,245	30,890
Parker Hannifin Corp.	221,464	18,060

Total		157,900

Media 6.88%
Comcast Corp. Class A	3,654,800	85,705
News Corp. Class A	4,268,600	74,786
Omnicom Group, Inc.	1,396,200	62,103
Time Warner Cable, Inc.	1,020,194	64,976
Time Warner, Inc.	2,155,416	75,418
Walt Disney Co. (The)	3,520,200	122,785

Total		485,773

Metals & Mining 2.68%
Barrick Gold Corp. (Canada)(a)	796,900	39,446
Cliffs Natural Resources, Inc.	899,100	61,337
Freeport-McMoRan Copper & Gold, Inc.	1,477,800	59,496
Nucor Corp.	93,920	3,548
United States Steel Corp.	1,004,600	25,477

Total		189,304

Multi-Line Retail 0.81%
J.C. Penney Co., Inc.	133,172	4,272
Kohl’s Corp.	143,086	7,585
Target Corp.	829,586	45,420

Total		57,277

Multi-Utilities 0.28%
PG&E Corp.	462,400	19,837

Oil, Gas & Consumable Fuels 14.03%
Anadarko Petroleum Corp.	915,600	71,875
Apache Corp.	688,300	68,575
Canadian Natural Resources Ltd. (Canada)(a)	104,000	$3,676
Cenovus Energy, Inc. (Canada)(a)	297,100	10,161
Chevron Corp.	2,464,732	258,920
ConocoPhillips	834,800	58,144
Devon Energy Corp.	434,200	28,201
El Paso Corp.	2,918,455	72,991
EOG Resources, Inc.	122,502	10,955
Exxon Mobil Corp.	1,308,892	102,211
Hess Corp.	1,419,529	88,806
Occidental Petroleum Corp.	1,086,984	101,024
Range Resources Corp.	478,439	32,936
Southwestern Energy Co.*	634,500	26,674
Suncor Energy, Inc. (Canada)(a)	1,733,800	55,326

Total		990,475

Paper & Forest Products 0.36%
International Paper Co.	915,900	25,370

Pharmaceuticals 7.14%
Bristol-Myers Squibb Co.	1,265,500	39,977
Eli Lilly & Co.	438,000	16,276
Johnson & Johnson	2,006,300	129,186
Merck & Co., Inc.	2,058,900	71,032
Pfizer, Inc.	10,801,200	208,031
Teva Pharmaceutical Industries Ltd. ADR	971,134	39,671

Total		504,173

Real Estate Investment Trusts 0.83%
Host Hotels & Resorts, Inc.	4,101,475	58,528

See Notes to Financial Statements.

Schedule of Investments (concluded)

October 31, 2011

Investments	Shares	Fair Value (000)
Road & Rail 2.63%
CSX Corp.	740,800	$16,453
Hertz Global Holdings, Inc.*	9,428,689	109,373
Union Pacific Corp.	600,500	59,792

Total		185,618

Semiconductors & Semiconductor Equipment 1.95%
Intel Corp.	2,894,100	71,021
Micron Technology, Inc.*	2,791,300	15,603
Texas Instruments, Inc.	1,655,600	50,877

Total		137,501

Software 2.35%
Adobe Systems, Inc.*	1,713,700	50,400
Microsoft Corp.	2,952,800	78,633
Oracle Corp.	1,131,900	37,092

Total		166,125

Specialty Retail 0.64%
Home Depot, Inc. (The)	1,259,600	45,094

Tobacco 1.79%
Altria Group, Inc.	2,064,549	56,878
Philip Morris International, Inc.	993,600	69,423

Total		126,301

Total Common Stocks (cost $6,156,606,558)		6,842,413

	Units

LIMITED LIABILITY COMPANY 1.26%

Diversified Financial Services
Oaktree Capital Management, LLC† (cost $86,900,000)	1,975,000	88,875

Total Long-Term Investments (cost $6,243,506,558)		6,931,288

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 2.16%

Repurchase Agreement
Repurchase Agreement dated 10/31/2011, 0.01% due 11/1/2011 with Fixed Income Clearing Corp. collateralized by $96,255,000 of U.S. Treasury Bond at 6.625% due 2/15/2027, $4,475,000 of U.S. Treasury Bond at 4.50% due 8/15/2039 and $6,915,000 of U.S. Treasury Note at 2.625% due 8/15/2020; value: $156,012,450; proceeds: $152,951,745 (cost $152,951,703)	$152,952	$152,952

Total Investments in Securities 100.32% (cost $6,396,458,261)		7,084,240

Liabilities in Excess of Other Assets (0.32%)		(22,871)

Net Assets 100.00%		$7,061,369

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional investors. Unless otherwise noted, 144A securities are deemed to be liquid.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2011

ASSETS:
Investments in securities, at cost	$6,396,458,261
Investments in securities, at fair value	$7,084,240,457
Receivables:
Interest and dividends	9,408,524
Investment securities sold	6,761,002
Capital shares sold	1,776,943
Prepaid expenses and other assets	124,293
Total assets	7,102,311,219
LIABILITIES:
Payables:
Capital shares reacquired	17,076,845
Investment securities purchased	9,191,941
12b-1 distribution fees	6,282,648
Directors’ fees	4,484,063
Management fee	1,812,202
Fund administration	230,869
To affiliates (See Note 3)	56,453
To bank	2,616
Accrued expenses and other liabilities	1,804,095
Total liabilities	40,941,732
NET ASSETS	$7,061,369,487
COMPOSITION OF NET ASSETS:
Paid-in capital	$9,090,698,810
Undistributed net investment income	11,327,871
Accumulated net realized loss on investments and foreign currency related transactions	(2,728,439,390)
Net unrealized appreciation on investments	687,782,196
Net Assets	$7,061,369,487

See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

October 31, 2011

Net assets by class:
Class A Shares	$5,777,044,581
Class B Shares	$174,385,565
Class C Shares	$467,474,644
Class F Shares	$102,086,317
Class I Shares	$385,713,877
Class P Shares	$113,935,037
Class R2 Shares	$708,597
Class R3 Shares	$40,020,869
Outstanding shares by class:
Class A Shares ($2.9 billion shares of common stock authorized, $.001 par value)	547,376,047
Class B Shares ($300 million shares of common stock authorized, $.001 par value)	16,473,347
Class C Shares ($300 million shares of common stock authorized, $.001 par value)	44,308,381
Class F Shares ($300 million shares of common stock authorized, $.001 par value)	9,670,443
Class I Shares ($300 million shares of common stock authorized, $.001 par value)	36,430,417
Class P Shares ($200 million shares of common stock authorized, $.001 par value)	10,817,507
Class R2 Shares ($300 million shares of common stock authorized, $.001 par value)	67,233
Class R3 Shares ($300 million shares of common stock authorized, $.001 par value)	3,793,905
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.55
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$11.19
Class B Shares-Net asset value	$10.59
Class C Shares-Net asset value	$10.55
Class F Shares-Net asset value	$10.56
Class I Shares-Net asset value	$10.59
Class P Shares-Net asset value	$10.53
Class R2 Shares-Net asset value	$10.54
Class R3 Shares-Net asset value	$10.55

See Notes to Financial Statements.

Statement of Operations

For the Year Ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $363,811)	$161,089,199
Interest	21,612
Total investment income	161,110,811
Expenses:
Management fee	26,095,385
12b-1 distribution plan-Class A	23,539,833
12b-1 distribution plan-Class B	2,467,584
12b-1 distribution plan-Class C	5,605,655
12b-1 distribution plan-Class F	121,601
12b-1 distribution plan-Class P	594,567
12b-1 distribution plan-Class R2	4,233
12b-1 distribution plan-Class R3	194,726
Shareholder servicing	9,985,989
Fund administration	3,352,718
Subsidy (See Note 3)	564,413
Reports to shareholders	534,190
Registration	171,700
Directors’ fees	169,706
Custody	111,303
Professional	98,559
Other	251,843
Gross expenses	73,864,005
Expense reductions (See Note 7)	(9,605)
Net expenses	73,854,400
Net investment income	87,256,411
Net realized and unrealized gain:
Net realized gain on investments and foreign currency related transactions	268,342,336
Net change in unrealized appreciation/depreciation on investments	(186,139,326)
Net realized and unrealized gain	82,203,010
Net Increase in Net Assets Resulting From Operations	$169,459,421

See Notes to Financial Statements.

Statements of Changes in Net Assets

DECREASE IN NET ASSETS	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010
Operations:
Net investment income	$87,256,411	$73,021,927
Net realized gain on investments and foreign currency related transactions	268,342,336	139,794,859
Net change in unrealized appreciation/depreciation on investments	(186,139,326)	781,902,883
Net increase in net assets resulting from operations	169,459,421	994,719,669
Distributions to shareholders from:
Net investment income
Class A	(71,557,614)	(58,268,877)
Class B	(807,523)	(553,564)
Class C	(2,202,110)	(1,168,482)
Class F	(1,598,689)	(838,450)
Class I	(6,252,730)	(5,993,520)
Class P	(1,400,157)	(1,309,224)
Class R2	(6,043)	(1,664)
Class R3	(377,489)	(164,013)
Total distributions to shareholders	(84,202,355)	(68,297,794)
Capital share transactions (Net of share conversions) (See Note 11):
Net proceeds from sales of shares	482,077,171	530,334,844
Reinvestment of distributions	73,535,918	59,944,852
Cost of shares reacquired	(2,170,593,706)	(2,602,605,493)
Net decrease in net assets resulting from capital share transactions	(1,614,980,617)	(2,012,325,797)
Net decrease in net assets	(1,529,723,551)	(1,085,903,922)
NET ASSETS:
Beginning of year	$8,591,093,038	$9,676,996,960
End of year	$7,061,369,487	$8,591,093,038
Undistributed net investment income	$11,327,871	$3,272,235

See Notes to Financial Statements.

Financial Highlights

	Class A Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.59	$ 9.61	$9.38	$16.55	$15.84

Investment operations:

Net investment income(a)	.12	.09	.11	.18	.22

Net realized and unrealized gain (loss)	(.04)	.97	.23	(5.53)	1.69

Total from investment operations	.08	1.06	.34	(5.35)	1.91

Distributions to shareholders from:

Net investment income	(.12)	(.08)	(.10)	(.21)	(.20)

Net realized gain	–	–	–	(1.61)	(1.00)

Return of capital	–	–	(.01)	–	–

Total distributions	(.12)	(.08)	(.11)	(1.82)	(1.20)

Net asset value, end of year	$10.55	$10.59	$9.61	$ 9.38	$16.55

Total Return(b)	.73%	11.07%	3.94%	(35.65)%	12.96%

Ratios to Average Net Assets:

Expenses, including expense reductions	.84%	.85%	.88%	.82%	.81%

Expenses, excluding expense reductions	.84%	.85%	.88%	.82%	.81%

Net investment income	1.09%	.83%	1.29%	1.40%	1.38%

Supplemental Data:
Net assets, end of year (000)	$5,777,045	$6,993,549	$7,708,503	$9,253,480	$16,793,740

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.61	$ 9.63	$9.41	$16.60	$15.88

Investment operations:

Net investment income(a)	.05	.02	.06	.09	.11

Net realized and unrealized gain (loss)	(.03)	.98	.23	(5.56)	1.71

Total from investment operations	.02	1.00	.29	(5.47)	1.82

Distributions to shareholders from:

Net investment income	(.04)	(.02)	(.06)	(.11)	(.10)

Net realized gain	–	–	–	(1.61)	(1.00)

Return of capital	–	–	(.01)	–	–

Total distributions	(.04)	(.02)	(.07)	(1.72)	(1.10)

Net asset value, end of year	$10.59	$10.61	$9.63	$ 9.41	$16.60

Total Return(b)	.18%	10.34%	3.26%	(36.12)%	12.24%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.49%	1.50%	1.53%	1.48%	1.46%

Expenses, excluding expense reductions	1.49%	1.50%	1.53%	1.48%	1.46%

Net investment income	.43%	.18%	.67%	.74%	.73%

Supplemental Data:
Net assets, end of year (000)	$174,386	$288,531	$419,831	$611,888	$1,261,984

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class C Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.58	$ 9.61	$9.39	$16.56	$15.85

Investment operations:

Net investment income(a)	.05	.02	.05	.09	.11

Net realized and unrealized gain (loss)	(.03)	.97	.24	(5.54)	1.70

Total from investment operations	.02	.99	.29	(5.45)	1.81

Distributions to shareholders from:

Net investment income	(.05)	(.02)	(.06)	(.11)	(.10)

Net realized gain	–	–	–	(1.61)	(1.00)

Return of capital	–	–	(.01)	–	–

Total distributions	(.05)	(.02)	(.07)	(1.72)	(1.10)

Net asset value, end of year	$10.55	$10.58	$9.61	$ 9.39	$16.56

Total Return(b)	.14%	10.28%	3.28%	(36.07)%	12.22%

Ratios to Average Net Assets:

Expenses, including expense reductions	1.48%	1.50%	1.53%	1.48%	1.46%

Expenses, excluding expense reductions	1.48%	1.50%	1.53%	1.48%	1.46%

Net investment income	.44%	.18%	.64%	.74%	.73%

Supplemental Data:
Net assets, end of year (000)	$467,475	$595,084	$697,681	$870,934	$1,710,033

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.59	$ 9.61	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.15	.11	.10	.21	.02

Net realized and unrealized gain (loss)	(.03)	.97	.26	(5.54)	.25

Total from investment operations	.12	1.08	.36	(5.33)	.27

Distributions to shareholders from:

Net investment income	(.15)	(.10)	(.12)	(.24)	–

Net realized gain	–	–	–	(1.61)	–

Return of capital	–	–	(.01)	–	–

Total distributions	(.15)	(.10)	(.13)	(1.85)	–

Net asset value, end of period	$10.56	$10.59	$9.61	$ 9.38	$16.56

Total Return(c)	1.08%	11.33%	4.18%	(35.52)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.59%	.60%	.62%	.59%	.05	%(d)

Expenses, excluding expense reductions	.59%	.60%	.62%	.59%	.05	%(d)

Net investment income	1.33%	1.07%	1.14%	1.89%	.14	%(d)

Supplemental Data:
Net assets, end of period (000)	$102,086	$86,360	$64,867	$16,844	$10

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class I Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.62	$ 9.64	$9.40	$16.60	$15.88

Investment operations:

Net investment income(a)	.16	.12	.13	.22	.27

Net realized and unrealized gain (loss)	(.03)	.97	.24	(5.55)	1.71

Total from investment operations	.13	1.09	.37	(5.33)	1.98

Distributions to shareholders from:

Net investment income	(.16)	(.11)	(.12)	(.26)	(.26)

Net realized gain	–	–	–	(1.61)	(1.00)

Return of capital	–	–	(.01)	–	–

Total distributions	(.16)	(.11)	(.13)	(1.87)	(1.26)

Net asset value, end of year	$10.59	$10.62	$9.64	$ 9.40	$16.60

Total Return(b)	1.18%	11.40%	4.38%	(35.50)%	13.39%

Ratios to Average Net Assets:

Expenses, including expense reductions	.49%	.50%	.53%	.47%	.46%

Expenses, excluding expense reductions	.49%	.50%	.53%	.48%	.46%

Net investment income	1.42%	1.18%	1.56%	1.75%	1.74%

Supplemental Data:
Net assets, end of year (000)	$385,714	$435,609	$560,500	$504,923	$666,851

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 10/31
	2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of year	$10.57	$ 9.59	$9.36	$16.52	$15.82

Investment operations:

Net investment income(a)	.12	.07	.10	.16	.20

Net realized and unrealized gain (loss)	(.05)	.98	.23	(5.52)	1.69

Total from investment operations	.07	1.05	.33	(5.36)	1.89

Distributions to shareholders from:

Net investment income	(.11)	(.07)	(.09)	(.19)	(.19)

Net realized gain	–	–	–	(1.61)	(1.00)

Return of capital	–	–	(.01)	–	–

Total distributions	(.11)	(.07)	(.10)	(1.80)	(1.19)

Net asset value, end of year	$10.53	$10.57	$9.59	$ 9.36	$16.52

Total Return(b)	.75%	10.88%	3.85%	(35.73)%	12.80%

Ratios to Average Net Assets:

Expenses, including expense reductions	.90%	.95%	.98%	.92%	.91%

Expenses, excluding expense reductions	.90%	.95%	.98%	.93%	.91%

Net investment income	1.02%	.73%	1.19%	1.30%	1.27%

Supplemental Data:
Net assets, end of year (000)	$113,935	$158,627	$212,223	$267,251	$433,828

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.58	$ 9.61	$9.38	$16.55	$16.29

Investment operations:

Net investment income(b)	.09	.06	.07	.14	.02

Net realized and unrealized gain (loss)	(.03)	.97	.25	(5.53)	.24

Total from investment operations	.06	1.03	.32	(5.39)	.26

Distributions to shareholders from:

Net investment income	(.10)	(.06)	(.08)	(.17)	–

Net realized gain	–	–	–	(1.61)	–

Return of capital	–	–	(.01)	–	–

Total distributions	(.10)	(.06)	(.09)	(1.78)	–

Net asset value, end of period	$10.54	$10.58	$9.61	$ 9.38	$16.55

Total Return(c)	.50%	10.78%	3.70%	(35.83)%	1.60	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	1.09%	1.09%	1.11%	1.07%	.09	%(d)

Expenses, excluding expense reductions	1.09%	1.09%	1.11%	1.07%	.09	%(d)

Net investment income	.83%	.57%	.85%	1.16%	.10	%(d)

Supplemental Data:
Net assets, end of period (000)	$709	$419	$185	$85	$10

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 10/31				9/28/2007(a) to 10/31/2007
	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$10.58	$ 9.61	$9.38	$16.56	$16.29

Investment operations:

Net investment income(b)	.11	.07	.08	.16	.02

Net realized and unrealized gain (loss)	(.03)	.97	.25	(5.54)	.25

Total from investment operations	.08	1.04	.33	(5.38)	.27

Distributions to shareholders from:

Net investment income	(.11)	(.07)	(.09)	(.19)	–

Net realized gain	–	–	–	(1.61)	–

Return of capital	–	–	(.01)	–	–

Total distributions	(.11)	(.07)	(.10)	(1.80)	–

Net asset value, end of period	$10.55	$10.58	$9.61	$ 9.38	$16.56

Total Return(c)	.69%	10.86%	3.80%	(35.79)%	1.66	%(d)

Ratios to Average Net Assets:

Expenses, including expense reductions	.98%	1.00%	1.01%	.98%	.08	%(d)

Expenses, excluding expense reductions	.98%	1.00%	1.01%	.98%	.08	%(d)

Net investment income	.94%	.67%	.89%	1.41%	.11	%(d)

Supplemental Data:
Net assets, end of period (000)	$40,021	$32,915	$13,206	$4,275	$10

Portfolio turnover rate	16.39%	24.56%	76.89%	105.60%	85.96%

(a)	Commencement of operations was 9/28/2007, SEC effective date was 9/14/2007 and date shares first became available to the public was 10/1/2007.
(b)	Calculated using average shares outstanding during the period.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Not annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.    ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.    SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange LLC. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns filed remains open for the fiscal years ended October 31, 2008 through October 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain on investments and foreign currency related transactions on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent

Notes to Financial Statements (continued)

in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 - unadjusted quoted prices in active markets for identical investments;

•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund’s investments carried at fair value:

Investment Type*	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$6,842,413	$—	$—	$6,842,413
Limited Liability Company	—	88,875	—	88,875
Repurchase Agreement	—	152,952	—	152,952
Total	$6,842,413	$241,827	$—	$7,084,240

*	See Schedule of Investments for fair values in each industry.

3.    MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord, Abbett & Co. LLC (“Lord Abbett”), pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.50%
Next $300 million	.40%
Next $200 million	.375%
Next $200 million	.35%
Over 900 million	.30%

For the fiscal year ended October 31, 2011, the effective management fee paid to Lord Abbett was at an annualized rate of .31% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Strategy Fund and Lord Abbett Growth & Income Strategy Fund of Lord Abbett Investment Trust and Lord Abbett Global Allocation Fund of Lord Abbett Global Fund, Inc. (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliate on the Fund’s Statement of Assets and Liabilities.

As of October 31, 2011, the percentages of the Fund’s outstanding shares owned by Lord Abbett Balanced Strategy Fund, Lord Abbett Diversified Equity Fund, Lord Abbett Growth & Income Strategy Fund and Lord Abbett Global Allocation Fund were 3.14%, .36%, .72% and .13%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The fees are accrued daily at annual rates based upon the Fund’s average daily net assets as follows:

Fees*	Class A		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(1)	.25%	.25%	–	.25%	.25%	.25%
Distribution	.10%		.75%	.75%	.10%	.20%	.35%	.25%

*

The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

(1)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended October 31, 2011:

Distributor Commissions	Dealers’ Concessions
$858,568	$4,697,392

Distributor received CDSCs of $48,070 and $25,748 for Class A and Class C shares, respectively, for the fiscal year ended October 31, 2011.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.    DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least quarterly. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended October 31, 2011 and 2010 was as follows:

	Year Ended 10/31/11	Year Ended 10/31/10
Distributions paid from:
Ordinary income	$84,202,355	$68,297,794
Total distributions paid	$84,202,355	$68,297,794

As of October 31, 2011, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income–net	$9,285,520
Total undistributed earnings	$9,285,520
Capital loss carryforwards*	(2,688,633,740)
Temporary differences	(4,484,063)
Unrealized gains–net	654,502,960
Total accumulated losses–net	$(2,029,329,323)

*	As of October 31, 2011, the Fund had a capital loss carryforward of $2,688,633,740, set to expire in 2017.

As of October 31, 2011, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$6,429,737,497
Gross unrealized gain	980,200,123
Gross unrealized loss	(325,697,163)
Net unrealized security gain	$654,502,960

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales and certain securities.

Notes to Financial Statements (continued)

Permanent items identified during the fiscal year ended October 31, 2011 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$5,001,580	$(5,001,580)

The permanent differences are attributable to the tax treatment of foreign currency transactions and certain securities.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President of the United States. The Modernization Act includes numerous provisions that generally become effective for taxable years beginning after the date of enactment. Management is currently assessing the impact of the Modernization Act as it relates to the Fund.

5.    PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended October 31, 2011 were as follows:

Purchases	Sales
$1,356,931,379	$2,985,115,291

There were no purchases or sales of U.S. Government securities for the fiscal year ended October 31, 2011.

6.    DIRECTORS’ REMUNERATION

The Fund’s officers and the two Directors who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Outside Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all outside Directors under which outside Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

7.    EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

8.    LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett have available an unsecured revolving credit facility (“Facility”) from State Street Bank and Trust Company (“SSB”), to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Facility is renewed annually under terms that depend on market conditions at the time of the renewal. The amount available under the Facility is $200,000,000. The annual fee to

Notes to Financial Statements (continued)

maintain the Facility (of which each participating fund pays its pro rata share based on the net assets of each participating fund) is .15% of the amount available under the Facility. This amount is included in Other expenses on the Fund’s Statement of Operations. In connection with the annual renewal period that commenced December 4, 2009, the Fund paid an upfront commitment fee of .05%, which was amortized through Other expenses on the Statement of Operations over the annual period of the Facility.

On November 22, 2010, the Fund and certain other funds managed by Lord Abbett entered into a short term extension of the Facility through February 2, 2011. On February 3, 2011, the Facility was renewed for an annual period by the Fund and certain other funds managed by Lord Abbett. The amount available under the Facility remained the same. The annual fee to maintain the Facility was reduced from .15% to .125% and the upfront commitment fee of .05% was removed. Any borrowings under this Facility will bear interest at current market rates as set forth in the credit agreement. During the fiscal year ended October 31, 2011, a participating fund managed by Lord Abbett utilized the Facility and fully repaid its borrowings. As of October 31, 2011, there were no loans outstanding pursuant to this Facility.

9.    CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

10.    INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of an investment in the Fund will fluctuate in response to movements in the equity securities market in general and to the changing prospects of the individual companies in which the Fund invests. Large-cap value stocks may perform differently than the market as a whole and other types of stocks, such as small company stocks and growth stocks. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Due to its investments in multinational companies, foreign companies and ADRs, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

11.    SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

		Year Ended October 31, 2011		Year Ended October 31, 2010
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	22,851,079	$260,950,420	31,129,216	$322,188,249
Converted from Class B*	5,211,806	59,135,989	8,254,645	84,927,753
Reinvestment of distributions	5,695,655	62,583,889	5,004,267	51,166,534
Shares reacquired	(146,873,977)	(1,661,657,486)	(185,943,541)	(1,911,612,622)
Decrease	(113,115,437)	$(1,278,987,188)	(141,555,413)	$(1,453,330,086)

Notes to Financial Statements (concluded)

		Year Ended October 31, 2011		Year Ended October 31, 2010
Class B Shares	Shares	Amount	Shares	Amount
Shares sold	300,085	$3,443,169	1,417,299	$14,636,231
Reinvestment of distributions	68,677	743,041	47,639	501,073
Shares reacquired	(5,884,070)	(67,099,491)	(9,611,640)	(99,891,185)
Converted to Class A*	(5,201,062)	(59,135,989)	(8,240,971)	(84,927,753)
Decrease	(10,716,370)	$(122,049,270)	(16,387,673)	$(169,681,634)

Class C Shares
Shares sold	2,199,922	$24,999,944	3,235,001	$33,352,495
Reinvestment of distributions	138,569	1,491,725	75,860	795,842
Shares reacquired	(14,272,213)	(161,369,906)	(19,685,330)	(202,096,218)
Decrease	(11,933,722)	$(134,878,237)	(16,374,469)	$(167,947,881)

Class F Shares
Shares sold	6,446,477	$71,272,087	4,774,367	$48,409,532
Reinvestment of distributions	98,773	1,088,227	36,878	375,373
Shares reacquired	(5,028,519)	(56,462,499)	(3,406,162)	(34,972,959)
Increase	1,516,731	$15,897,815	1,405,083	$13,811,946

Class I Shares
Shares sold	7,616,983	$90,205,795	6,725,949	$67,835,630
Reinvestment of distributions	530,771	5,877,377	562,575	5,749,795
Shares reacquired	(12,724,816)	(152,069,524)	(24,425,898)	(253,849,864)
Decrease	(4,577,062)	$(55,986,352)	(17,137,374)	$(180,264,439)

Class P Shares
Shares sold	1,128,750	$12,914,896	1,537,681	$15,535,147
Reinvestment of distributions	125,749	1,373,744	117,964	1,204,624
Shares reacquired	(5,451,353)	(61,278,521)	(8,771,180)	(89,501,482)
Decrease	(4,196,854)	$(46,989,881)	(7,115,535)	$(72,761,711)

Class R2 Shares
Shares sold	33,269	$372,836	31,982	$320,351
Reinvestment of distributions	472	5,126	109	1,118
Shares reacquired	(6,159)	(71,644)	(11,661)	(126,108)
Increase	27,582	$306,318	20,430	$195,361

Class R3 Shares
Shares sold	1,576,444	$17,918,024	2,719,939	$28,057,209
Reinvestment of distributions	34,354	372,789	14,760	150,493
Shares reacquired	(926,751)	(10,584,635)	(998,802)	(10,555,055)
Increase	684,047	$7,706,178	1,735,897	$17,652,647

*

Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Affiliated Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Affiliated Fund, Inc. (the “Fund”), including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Affiliated Fund, Inc. as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 21, 2011

Basic Information About Management

The Board of Directors (the “Board”) is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Mr. Dow and Ms. Foster are officers and directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Other Directorships: None.

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors or trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 55 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 - 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 - 2010) and Adelphia Communications Inc. (2003 - 2007).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During Past Five Years

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998

Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 - 2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991 - 2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 - 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004 - 2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1982

Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004 - 2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006

Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003 - 2007).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996 - 2007) and Chief Investment Officer (1995 - 2007), joined Lord Abbett in 1972.

Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert P. Fetch (1953)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1995.

Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2009	Partner and Director, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During Past Five Years

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Randy M. Reynolds (1972)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 1999.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007 and was formerly an Executive Vice President and the General Counsel at Cohen & Steers Capital Management, Inc. (1999 - 2007).

Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Research Analyst at Robert W. Baird & Co. (2004 - 2007).

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information (“SAI”), which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the fiscal year ended October 31, 2011 is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Affiliated Fund, Inc.

LAA-2-1011

(12/11)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended October 31, 2011 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics. The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request. To obtain a copy, please call Lord Abbett at 888-522-2388.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun Jr., and James L.L. Tullis. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended October 31, 2011 and 2010 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2011	2010
Audit Fees {a}	$53,000	$51,500
Audit-Related Fees	- 0 -	- 0 -

Total audit and audit-related fees	53,000	51,500

Tax Fees {b}	7,853	7,779
All Other Fees	- 0 -	- 0 -

Total Fees	$60,853	$59,279

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended October 31, 2011 and 2010 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•

any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre approved cost levels will require specific pre-approval by the Audit Committee.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	Amendments to Code of Ethics – Not applicable.

(a)(2)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(a)(3)	Not applicable.

(b)	Certification of each principal executive officer and principal financial officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT AFFILIATED FUND, INC.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 20, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

	By:	/s/ Robert S. Dow
Robert S. Dow
Chief Executive Officer and Chairman

Date: December 20, 2011

	By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: December 20, 2011